Exhibit 99.1

News Release
For Immediate Release

Sallie Mae Launches Private Credit Strategic Partnership with KKR
Inaugural Multi-Year Engagement to Expand Originations Capacity and
Generate Fee Income

NEWARK, Del., Nov. 12, 2025 — Sallie Mae, the leader in private student lending, has announced a multi-year strategic partnership with KKR, a leading global investment firm.
Through this multi-year engagement, KKR expects to purchase an initial seed portfolio of private education loans followed by a minimum of $2 billion in newly originated private education loans annually, for an initial three-year term. KKR's investment comes from KKR-managed credit funds and accounts via the firm's Asset-Based Finance strategy.
Sallie Mae will maintain the relationships with customers and retain servicing for loans sold to KKR and will earn ongoing fees from KKR for providing servicing, program management, and industry expertise.
By expanding access to innovative, scalable, and capital efficient funding, this strategic partnership is expected to strengthen Sallie Mae’s loan originations capacity and ability to serve students and families.
“We believe this inaugural partnership with KKR will unlock the potential for off-balance sheet capital efficiency, create a more resilient, capital-light, and consistent earnings profile, and allow us to serve more students and families,” said Jon Witter, Chief Executive Officer, Sallie Mae. “We’re excited to work with KKR on this first of its kind deal and look forward to growing this into a new business.”
“We're pleased to partner with Sallie Mae, a market leader with a strong track record of disciplined underwriting and servicing performance, as it expands its ability to serve students and optimize its balance sheet,” said Avi Korn, Managing Director and Co-Head of Asset-Based Finance at KKR. “This transaction exemplifies the opportunities we’re seeing across our Asset-Based Finance strategy to deploy long-term, flexible capital in support of high-quality, scaled financial institutions.”
Morgan Stanley & Co. LLC served as sole structuring advisor to Sallie Mae.
For more information visit SallieMae.com.

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KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com. For additional information about Global Atlantic Financial Group, please visit Global Atlantic Financial Group’s website at www.globalatlantic.com.

Sallie Mae (Nasdaq: SLM) believes education and life-long learning, in all forms, help people achieve great things. As the leader in private student lending, we provide financing and know-how to support access to college and offer products and resources to help customers make new goals and experiences, beyond college, happen. Learn more at SallieMae.com. Commonly known as Sallie Mae, SLM Corporation and its subsidiaries are not sponsored by or agencies of the United States of America.

Contacts:
Media
Rick Castellano
302-451-2541
rick.castellano@salliemae.com

Investors
Kate deLacy
571-438-9574
kate.delacy@salliemae.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast”, “medium term,” “long term,” and other similar words. Such statements include, but are not limited to, statements about SLM Corporation’s (together with its subsidiaries, “Sallie Mae”) plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on Sallie Mae’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, among others, those set forth in Item 1A. “Risk Factors” and elsewhere in the SLM Corporation’s most recently filed Annual Report on Form 10-K, and other risks and uncertainties discussed from time to time in the SLM Corporation’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which Sallie Mae is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. Sallie Mae does not assume any obligation to publicly update, revise, or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements that occur after the date such statements were made. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward-looking statements herein.